Exhibit 99.3

OPENDOOR TECHNOLOGIES INC.
NON-GAAP MEASURES & KEY METRICS
(Unaudited)

($ in millions, except markets, homes purchased, homes sold, homes in inventory, and margins)	Period Ended				
	Q2 2022	Q1 2022	Q4 2021	Q3 2021	Q2 2021
Key Metrics					
Total Markets (at period end)	51	45	44	44	39
Total Revenue	$ 4,198	$ 5,151	$ 3,822	$ 2,266	$ 1,186
Homes Purchased	14,135	9,020	9,639	15,181	8,494
Homes Sold	10,482	12,669	9,794	5,988	3,481
Homes in Inventory (at period end)	17,013	13,360	17,009	17,164	7,971
Inventory (at period end)	$ 6,628	$ 4,664	$ 6,096	$ 6,268	$ 2,724
Non-GAAP Financial Measures					
Adjusted Gross Profit	$ 556	$ 512	$ 279	$ 233	$ 160
Selling Costs	(100)	(136)	(99)	(52)	(26)
Holding Costs	(34)	(44)	(28)	(12)	(6)
Contribution Profit	$ 422	$ 332	$ 152	$ 169	$ 128
Contribution Profit After Interest	$ 389	$ 290	$ 127	$ 159	$ 123
Adjusted EBITDA	$ 218	$ 176	$ 0.4	$ 35	$ 25
Adjusted Net Income (Loss)	$ 122	$ 99	$ (80)	$ (18)	$ 3
Margins					
Total Revenue	100.0 %	100.0 %	100.0 %	100.0 %	100.0 %
Adjusted Gross Profit	13.2 %	9.9 %	7.3 %	10.3 %	13.5 %
Contribution Margin	10.1 %	6.4 %	4.0 %	7.5 %	10.8 %
Contribution Margin After Interest	9.3 %	5.6 %	3.3 %	7.0 %	10.4 %
Adjusted EBITDA	5.2 %	3.4 %	— %	1.5 %	2.2 %
Adjusted Net Income (Loss)	2.9 %	1.9 %	(2.1)%	(0.8)%	0.2 %

OPENDOOR TECHNOLOGIES INC. CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (In millions, except share amounts which are presented in thousands, and per share amounts) (Unaudited) Three Months Ended June 30, Six Months Ended June 30, 2022 2021 2022 2021 REVENUE $ 4,198 $ 1,186 $ 9,349 $ 1,933 COST OF REVENUE 3,712 1,027 8,328 1,677 GROSS PROFIT 486 159 1,021 256 OPERATING EXPENSES: Sales, marketing and operations 276 97 552 166 General and administrative 137 190 238 412 Technology and development 41 24 81 75 Total operating expenses 454 311 871 653 INCOME (LOSS) FROM OPERATIONS 32 (152) 150 (397) WARRANT FAIR VALUE ADJUSTMENT — 24 — 9 INTEREST EXPENSE (89) (16) (157) (27) OTHER INCOME (LOSS) – Net 4 — (18) 1 LOSS BEFORE INCOME TAXES (53) (144) (25) (414) INCOME TAX EXPENSE (1) — (1) — NET LOSS $ (54) $ (144) $ (26) $ (414) Net loss per share attributable to common shareholders: Basic $ (0.09) $ (0.24) $ (0.04) $ (0.72) Diluted $ (0.09) $ (0.24) $ (0.04) $ (0.72) Weighted-average shares outstanding: Basic 624,958 588,374 622,064 576,941 Diluted 624,958 588,374 622,064 576,941

OPENDOOR TECHNOLOGIES INC. CONDENSED CONSOLIDATED BALANCE SHEETS (In millions, except share data) (Unaudited) June 30, 2022 December 31, 2021 ASSETS CURRENT ASSETS: Cash and cash equivalents $ 2,239 $ 1,731 Restricted cash 615 847 Marketable securities 233 484 Escrow receivable 56 84 Mortgage loans held for sale pledged under agreements to repurchase 12 7 Real estate inventory, net 6,628 6,096 Other current assets ($2 and $4 carried at fair value) 162 91 Total current assets 9,945 9,340 PROPERTY AND EQUIPMENT – Net 54 45 RIGHT OF USE ASSETS 43 42 GOODWILL 60 60 INTANGIBLES – Net 7 12 OTHER ASSETS 27 7 TOTAL ASSETS $ 10,136 $ 9,506 LIABILITIES AND SHAREHOLDERS’ EQUITY CURRENT LIABILITIES: Accounts payable and other accrued liabilities $ 215 $ 137 Non-recourse asset-backed debt - current portion 3,362 4,240 Other secured borrowings 12 7 Interest payable 10 12 Lease liabilities - current portion 7 4 Total current liabilities 3,606 4,400 NON-RECOURSE ASSET-BACKED DEBT – Net of current portion 3,176 1,862 CONVERTIBLE SENIOR NOTES 956 954 LEASE LIABILITIES – Net of current portion 42 42 Total liabilities 7,780 7,258 SHAREHOLDERS’ EQUITY: Common stock, $0.0001 par value; 3,000,000,000 shares authorized; 627,033,133 and 616,026,565 shares issued, respectively; 627,033,133 and 616,026,565 shares outstanding, respectively — — Additional paid-in capital 4,092 3,955 Accumulated deficit (1,731) (1,705) Accumulated other comprehensive (loss) income (5) (2) Total shareholders’ equity 2,356 2,248 TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY $ 10,136 $ 9,506

OPENDOOR TECHNOLOGIES INC. CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (In millions) (Unaudited) Six Months Ended June 30, 2022 2021 CASH FLOWS FROM OPERATING ACTIVITIES: Net loss $ (26) $ (414) Adjustments to reconcile net loss to cash, cash equivalents, and restricted cash used in operating activities: Depreciation and amortization  38 20 Amortization of right of use asset 4 4 Stock-based compensation 126 403 Warrant fair value adjustment — (9) Gain on settlement of lease liabilities — (5) Inventory valuation adjustment 90 1 Change in fair value of equity securities 25 — Net fair value adjustments and gain (loss) on sale of mortgage loans held for sale (1) (2) Origination of mortgage loans held for sale (108) (83) Proceeds from sale and principal collections of mortgage loans held for sale 106 68 Changes in operating assets and liabilities: Escrow receivable 28 (32) Real estate inventory (622) (2,249) Other assets (80) (38) Accounts payable and other accrued liabilities 79 34 Lease liabilities (2) (10) Net cash used in operating activities (343) (2,312) CASH FLOWS FROM INVESTING ACTIVITIES: Purchase of property and equipment (20) (11) Purchase of marketable securities (28) (239) Proceeds from sales, maturities, redemptions and paydowns of marketable securities 250 86 Purchase of non-marketable equity securities (25) (10) Proceeds from sale of non-marketable equity securities 3 — Capital returns of non-marketable equity securities 3 — Net cash provided by (used in) investing activities 183 (174) CASH FLOWS FROM FINANCING ACTIVITIES: Proceeds from exercise of stock options 3 7 Proceeds from warrant exercise — 5 Proceeds from the February 2021 Offering — 886 Issuance cost of common stock — (29) Proceeds from non-recourse asset-backed debt 6,608 3,160 Principal payments on non-recourse asset-backed debt (6,162) (1,374) Proceeds from other secured borrowings 105 82 Principal payments on other secured borrowings (100) (65)

Payment of loan origination fees and debt issuance costs (18) (2) Net cash provided by financing activities 436 2,670 NET INCREASE IN CASH, CASH EQUIVALENTS, AND RESTRICTED CASH 276 184 CASH, CASH EQUIVALENTS, AND RESTRICTED CASH – Beginning of period 2,578 1,506 CASH, CASH EQUIVALENTS, AND RESTRICTED CASH – End of period $ 2,854 $ 1,690 SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION – Cash paid during the period for interest $ 145 $ 21 DISCLOSURES OF NONCASH ACTIVITIES: Stock-based compensation expense capitalized for internally developed software $ 8 $ 6 RECONCILIATION TO CONDENSED CONSOLIDATED BALANCE SHEETS: Cash and cash equivalents $ 2,239 $ 1,558 Restricted cash 615 132 Cash, cash equivalents, and restricted cash $ 2,854 $ 1,690

OPENDOOR TECHNOLOGIES INC.

NON-GAAP FINANCIAL MEASURES

(Unaudited)

Reconciliation of our Adjusted Gross Profit, Contribution Profit and Contribution Profit After Interest to our Gross Profit

	Three Months Ended				
(in millions, except percentages and homes sold, or as noted)	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021
Gross profit (GAAP)	$ 486	$ 535	$ 272	$ 202	$ 159
Gross Margin	11.6 %	10.4 %	7.1 %	8.9 %	13.4 %
Adjustments:					
Inventory valuation adjustment – Current Period (1)(2)	82	8	24	31	1
Inventory valuation adjustment – Prior Periods (1)(3)	(12)	(31)	(17)	—	—
Adjusted Gross Profit	$ 556	$ 512	$ 279	$ 233	$ 160
Adjusted Gross Margin	13.2 %	9.9 %	7.3 %	10.3 %	13.5 %
Adjustments:					
Direct selling costs (4)	(100)	(136)	(99)	(52)	(26)
Holding costs on sales – Current Period (5)(6)	(11)	(16)	(12)	(7)	(3)
Holding costs on sales – Prior Periods (5)(7)	(23)	(28)	(16)	(5)	(3)
Contribution Profit	$ 422	$ 332	$ 152	$ 169	$ 128
Homes sold in period	10,482	12,669	9,794	5,988	3,481
Contribution Profit per Home Sold (in thousands)	$ 40	$ 26	$ 16	$ 28	$ 37
Contribution Margin	10.1 %	6.4 %	4.0 %	7.5 %	10.8 %
Adjustments:					
Interest on homes sold – Current Period (8)(9)	(12)	(16)	(12)	(6)	(3)
Interest on homes sold – Prior Periods (8)(10)	(21)	(26)	(13)	(4)	(2)
Contribution Profit After Interest	$ 389	$ 290	$ 127	$ 159	$ 123
Contribution Margin After Interest	9.3 %	5.6 %	3.3 %	7.0 %	10.4 %

(1) Inventory valuation adjustment includes adjustments to record real estate inventory at the lower of its carrying amount or its net realizable value.

(2) Inventory valuation adjustment — Current Period is the inventory valuation adjustments recorded during the period presented associated with homes that remain in inventory at period end.

(3) Inventory valuation adjustment — Prior Periods is the inventory valuation adjustments recorded in prior periods associated with homes that sold in the period presented.

(4) Represents selling costs incurred related to homes sold in the relevant period. This primarily includes broker commissions, external title and escrow-related fees and transfer taxes.

(5) Holding costs include mainly property taxes, insurance, utilities, homeowners association dues, cleaning and maintenance costs. Holding costs are included in Sales, marketing, and operations on the Condensed Consolidated Statements of Operations.

(6) Represents holding costs incurred in the period presented on homes sold in the period presented.

(7) Represents holding costs incurred in prior periods on homes sold in the period presented.

(8) This does not include interest on mezzanine term debt facilities or other indebtedness.

(9) Represents the interest expense under our asset-backed senior debt facilities incurred during the period presented on homes sold in the period presented.

(10) Represents the interest expense under our asset-backed senior debt facilities incurred during prior periods on homes sold in the period presented.

Reconciliation of our Adjusted Net Income (Loss) and Adjusted EBITDA to our Net (Loss) Income

	Three Months Ended				
(in millions, except percentages)	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021
Net (loss) income (GAAP)	**$ (54)**	**$ 28**	**$ (191)**	**$ (57)**	**$ (144)**
Adjustments:					
Stock-based compensation	59	67	71	62	164
Equity securities fair value adjustment[1]	3	22	16	(51)	—
Warrant fair value adjustment[1]	—	—	—	(3)	(24)
Intangibles amortization expense[2]	3	2	2	1	1
Inventory valuation adjustment – Current Period[3][4]	82	8	24	31	1
Inventory valuation adjustment — Prior Periods[3][5]	(12)	(31)	(17)	—	—
Payroll tax on initial RSU release	—	—	—	—	5
Legal contingency accrual and related expenses	42	3	14	—	—
Other[6]	(1)	—	1	(1)	—
Adjusted Net Income (Loss)	**$ 122**	**$ 99**	**$ (80)**	**$ (18)**	**$ 3**
Adjustments:					
Depreciation and amortization, excluding amortization of intangibles and right of use assets	12	9	9	8	7
Property financing[7]	76	58	62	38	12
Other interest expense[8]	13	10	10	6	4
Interest income[9]	(6)	—	(1)	—	(1)
Income tax expense	1	—	—	1	—
Adjusted EBITDA	**$ 218**	**$ 176**	**$ 0.4**	**$ 35**	**$ 25**
Adjusted EBITDA Margin	5.2 %	3.4 %	— %	1.5 %	2.2 %

(1) Represents the gains and losses on our financial instruments, which are marked to fair value at the end of each period.

(2) Represents amortization of acquisition-related intangible assets. The acquired intangible assets have useful lives ranging from 1 to 5 years and amortization is expected until the intangible assets are fully amortized.

(3) Inventory valuation adjustment includes adjustments to record real estate inventory at the lower of its carrying amount or its net realizable value.

(4) Inventory valuation adjustment — Current Period is the inventory valuation adjustments recorded during the period presented associated with homes that remain in inventory at period end.

(5) Inventory valuation adjustment — Prior Periods is the inventory valuation adjustments recorded in prior periods associated with homes that sold in the period presented.

(6) Includes primarily gain or loss on interest rate lock commitments, gain or loss on the sale of available for sale securities, sublease income, and income from equity method investments.

(7) Includes interest expense on our non-recourse asset-backed debt facilities.

(8) Includes amortization of debt issuance costs and loan origination fees, commitment fees, unused fees, other interest related costs on our asset-backed debt facilities, interest expense related to the 2026 convertible senior notes outstanding, and interest expense on other secured borrowings.

(9) Consists mainly of interest earned on cash, cash equivalents and marketable securities.